UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 1, 1999
                                                          -------------


                               RADISYS CORPORATION


 State of Oregon                         0-26844             93-0945232
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(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 5445 NE Dawson Creek Drive, Hillsboro, OR                   97124
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 615-1100
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition of Assets

     On March 1, 1999 RadiSys Corporation (the "Company") purchased certain assets of International Business Machines Corporation ("IBM") dedicated to the design, manufacture and sale of IBM's ARTIC communications coprocessor adapter hardware and software for wide area network (WAN) and other telephony applications (the "Acquisition"). In addition, pursuant to the terms of the Acquisition, IBM licensed certain IBM patents to the Company. The purchase price paid at closing was $27,760,027 in cash subject to specified post-closing adjustments. The total amount of cash paid at closing was obtained from the Company's existing cash balances.

     The Company intends to continue using the assets purchased in the Acquisition in the line of business previously operated by IBM.

     For a more complete description of the terms of the Acquisition, reference is made to the Asset Purchase Agreement, which is incorporated by reference as
Exhibit 2.1 to this Current Report on Form 8-K as indicated in Item 7 below.

Item 7.  Financial Statement and Exhibits

     (a)  Financial statements of businesses acquired.

          The Company has determined that it is impracticable to provide the financial statements of the acquired business at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). Such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (b)  Pro forma financial information.

          The Company has determined that it is impracticable to provide this pro forma financial information at the time this Current Report on Form 8-K is filed with the Commission. Such information will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of February 9, 1999


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 3, 1999

                                  RADISYS  CORPORATION



                                  By: BRIAN V. TURNER
                                      ------------------------------------------
                                      Brian V. Turner
                                      Vice President of Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

 2.1 Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of February 9, 1999

             The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

             Exhibit A               Assignment and Assumption Agreement
             Exhibit B               Bill of Sale
             Exhibit C               Schedule of Disclosure and Exceptions
             Schedule 1.1            Transferred Assets
             Schedule 1.1(a)         Production Equipment
             Schedule 1.1(b)         Furniture and Equipment
             Schedule 1.1(c)         Inventory and Work-in-Process
             Schedule 1.1(d)         Customer and Other Contracts to be
                                     Transferred to Buyer as Transferred Assets
             Schedule 1.2            Excluded Assets
             Schedule 1.4            Assumed Liabilities
             Schedule 1.4(a)         Contracts to be Transferred to Buyer as
                                     Assumed Liabilities
             Schedule 1.4(b)         Contracts with Seller or Seller's
                                     Affiliates to be Transferred to Buyer as Assumed Liabilities
             Schedule 2.2            Closing Statement
             Schedule 3.1            Estimated Allocation of Purchase Price
             Schedule 4.2(a)         Listing of Regular Employees
             Schedule 4.2(b)(1)      Summary of Buyer's Planned Employment Terms
                                     and Benefit Plans
             Schedule 4.2(b)(2)      Buyer's Severance Pay Practice for
                                     Transferred Employees
             Schedule 8.3            Governmental Actions
             Schedule 8.8            License Agreements